                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  Form 8-K



             Current Report Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported) :  October 1, 1998
                                                     ---------------


                           Micron Technology, Inc.
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           (Exact Name of Registrant as Specified in its Charter)



  Delaware                        1-10658                         75-1618004
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)





8000 South Federal Way, P.O. Box 6, Boise, Idaho                83707-0006
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code     (208) 368-4000
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                                      N/A
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        (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

     See following press release, dated October 1, 1998, announcing certain changes in the directors of the Company.

FOR IMMEDIATE RELEASE

Contacts:

Julie Nash                                      Denise Smith
Micron Technology, Inc.                         Micron Electronics, Inc.
(208) 368-4000                                  (208) 393-4425
Web site URL: http://www.micron.com             email:  denisesmith@micronpc.com
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FAX-on-demand: 800-239-0337

        MICRON TECHNOLOGY, INC., AND MICRON ELECTRONICS, INC., ANNOUNCE
               RESIGNATION OF JERRY HESS FROM BOARDS OF DIRECTORS



     Boise, Idaho, October 1, 1998 - Micron Technology, Inc., and Micron Electronics, Inc., today announced the resignation of Jerry M. Hess from both the Micron Technology, Inc. (MTI), and Micron Electronics, Inc. (MEI), Boards of Directors effective immediately. Mr. Hess, Chairman and Chief Executive Officer of J.M. Hess Construction Company, has served on the MTI board since 1994 and the MEI board since 1995.
     Steve Appleton, President, Chairman, and CEO of Micron Technology, Inc., said, "We are very appreciative of Jerry's contributions and his role on our board over the last four years." "We are grateful to Jerry for his contributions and leadership to the company and wish him well," said Joel Kocher, Chairman and Chief Executive Officer of Micron Electronics, Inc. "We understand Jerry's desire to spend more time with his family and in personal pursuits."
     Micron Technology, Inc., and its subsidiaries manufacture and market DRAMs, very fast SRAMs, Flash, other semiconductor components, memory modules, graphics accelerators, personal computer systems, and radio frequency identification
(RFID) products.  Micron's common stock is traded on the New York Stock Exchange
(NYSE) under the symbol MU. To learn more about Micron Technology, Inc., visit its web site at www.micron.com.
     Micron Electronics, Inc. (NASDAQ: MUEI), a recognized industry leader and direct vendor known for its award-winning products and services, develops, manufactures and markets high-performance, competitively priced computing solutions to consumers, small businesses, commercial and public sector buyers. Its superior customer service and toll-free technical support is available to customers 24 hours a day, seven days a week. Micron offers value and convenience through direct sales via the Internet (www.micronpc.com), by phone (1-800-249-1179) or by fax (208-893-7240). SpecTek, a division of Micron
Electronics, Inc., processes and markets various grades of DRAM products under the SpecTek(R) brand name. Micron Electronics, Inc., is majority owned by Micron Technology, Inc.

                                     # # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Micron Technology, Inc.
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                                                  (Registrant)

October 6, 1998                         By  /s/ Wilbur G. Stover, Jr.
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                                         Vice President of Finance and
                                         Chief Financial Officer